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                                                                  EXHIBIT 10.19



                                    FORM OF
                                PROMISSORY NOTE



DATE OF NOTE:               ____________, 2000
PRINCIPAL AMOUNT:           $17,805,105
MATURITY DATE:              ____________, 2000

PAYMENT DATE:               Shall be the Date of Note stated above.

INTEREST RATE:              No interest shall accrue.

BORROWER:                   H.T.E., INC.

BORROWER'S ADDRESS:         1000 Business Center Drive, Lake Mary, Florida 32746

LENDER:                     DEMANDSTAR.COM, INC.

LENDER'S ADDRESS:           1551 Sandspur Road, Suite B, Maitland, Florida 32714

         FOR VALUE RECEIVED, the Borrower does hereby covenant and promise to pay to the order of the Lender or to its successors and assigns, at the Lender's Address or at such other place as the Lender may designate to the Borrower in writing from time to time, in legal tender of the United States, the Principal Amount of this Note at the Payment Date, according to the terms set forth herein, as full payment for 17,805,105 shares of common stock, par value $.0001 per share, of the Lender (the "Shares"), pursuant to the Borrower's subscription for the Shares at a purchase price of $1.00 per Share.
         NOTWITHSTANDING ANY PROVISION OF THIS NOTE, LENDER DOES NOT INTEND TO CHARGE AND BORROWER SHALL NOT BE REQUIRED TO PAY ANY AMOUNT OF INTEREST OR OTHER CHARGES IN EXCESS OF THE MAXIMUM PERMITTED BY THE APPLICABLE LAW OF THE STATE OF FLORIDA; IF ANY HIGHER RATE CEILING IS LAWFUL, THEN THAT HIGHER RATE CEILING SHALL APPLY. ANY PAYMENT IN EXCESS OF SUCH MAXIMUM SHALL BE REFUNDED TO BORROWER OR CREDITED AGAINST PRINCIPAL, AT THE OPTION OF LENDER.

         1. REQUIRED PAYMENT. At the Payment Date, the Borrower shall pay the Lender the Principal Amount from the proceeds of the exercise of rights pursuant to the Lender's rights offering declared effective by the Securities and Exchange Commission on ___________, 2000 (the "Rights Offering"). Any Shares not subscribed for by eligible rights holders on the Payment Date, which is also the closing date of the rights offering, shall be redeemed by the Lender at a price of $1.00 per Share. In such case, the outstanding balance under this Note shall no longer be due and owing and this Note shall be deemed paid in full.



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         2.       AMENDMENTS TO NOTE. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         3. WAIVERS, CONSENTS AND COVENANTS. Borrower or any other party hereto:

                  (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to the Borrower in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents executed in connection with any obligation of Borrower, or an affiliate of the Borrower, to the Lender;

                  (b) consents to all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof, or release or discharge by Lender of the Borrower, or the failure to act on the part of Lender, and agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of the Borrower or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note; and

                  (c) agrees to pay, on demand, all costs and expenses of collection or defense of this Note and/or the enforcement or defense of Lender's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation; reasonable attorney's and paralegal's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

         4. INDEMNIFICATION. The Borrower agrees to promptly pay, indemnify and hold Lender harmless from all state and federal taxes and fees of any kind and other liabilities with respect to or resulting from the execution and/or delivery of this Note.

         5. NON-WAIVER. The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of the Borrower to Lender in any other respect at any other time.

         6. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower and Lender shall be governed by and interpreted in accordance with the law of the State of Florida. In any dispute in connection with or to enforce this Note, the Borrower, irrevocably consents to and confers personal jurisdiction on the Ninth Judicial Circuit in Orange County, Florida and expressly waive any objections as to venue in such court.

         7. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or



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unenforceability of any provision of this Note to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         8. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of the Borrower hereunder can be assigned without prior written consent of Lender.

         9. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

         10. WAIVER OF TRIAL BY JURY/ARBITRATION. ALL PARTIES HERETO EXPRESSLY WAIVE THEIR RIGHTS TO A TRIAL BY JURY REGARDING ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT.

Borrower represents to Lender that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note and hereby executes this Note under seal as of the date here above written.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         By signing hereto, the undersigned acknowledge that they understand the terms of the Note and do hereby agree to be bound by the Note by attaching their signature(s) hereto.



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         Executed in ___________, Georgia by the Borrower effective __________,
2000.


                                         BORROWER:

                                         H.T.E., INC.

                                         By:
                                            -----------------------------------
                                         Name:  L.A. Gornto, Jr.
                                         Title: Executive Vice President



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